Vessels	12 Months Ended
Dec. 31, 2013
Vessels [Abstract]
Vessels

5.Vessels

Acquisitions

During 2013, the Company took delivery of two newbuilding DP2 suezmax shuttle tankers Rio 2016 and Brasil 2014, at a total cost of $203,908 of which $105,763 was incurred in 2013. In 2012, there were no vessel acquisitions. In 2011, the Company took delivery of two newly constructed suezmaxes Spyros K and Dimitris P at a total cost of $148,526 of which $66,643 was incurred within 2011.

Sales

There were no vessel sales in 2013. In 2012, the Company sold the VLCCs La Madrina and La Prudencia, classified as held for sale at December 31, 2011, for net proceeds of $40,219 in total, realizing a loss of $1,879. In 2011, the Company sold the aframax tanker Opal Queen for net proceeds of $32,753 realizing a gain of $5,802 and the aframax tanker Vergina II for net proceeds of $9,702 realizing a loss of $801(net gain of $5,001in aggregate). The capital gains or losses from the sale of vessels are separately reflected in the accompanying 2011 Consolidated Statements of Operations.

Impairment

As of December 31, 2013, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels. This review indicated that such carrying amount was not fully recoverable for four of the Company’s vessels; Silia T, Triathlon, Delphi and Millennium. Consequently the carrying value of these four vessels, totaling $123,540 has been written down to $95,250, based on level 2 inputs of the fair value hierarchy, as determined by management taking into consideration valuations from independent marine valuers (Note 15(c)). The resulting impairment charge was $28,290 and is reflected in the accompanying Consolidated Statements of Operations. During 2012, the carrying value of the VLCC Millennium was written down resulting in a total impairment charge of $13,567. During 2011, the carrying values of the VLCCs La Madrina and La Prudencia were written down resulting in a total impairment charge of $39,434.